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                                                                    Exhibit 10.3

$425,000                                                     Birmingham, Alabama
                                                                  April 23, 2002

                                 PROMISSORY NOTE
                                 ---------------

     FOR VALUE RECEIVED, without grace, Ronald A. Aramini, an individual (the "Borrower"), promises to pay to the order of Pemco Aviation Group, Inc., a Delaware corporation (the "Lender"), in the manner set forth below, the principal sum of Four Hundred Twenty-Five Thousand Dollars ($425,000), plus interest at the rate set forth below.

     This Note shall bear interest (computed on an Actual/365 Day Basis) on the unpaid principal balance hereof, from the date hereof until payment in full, at a fixed interest rate equal to five percent (5.0%) per annum.

     Principal and interest shall be payable under this Note within sixty (60) days of the date of the Borrower's termination of employment with the Lender.

     The Borrower further agrees with the Lender as follows:

     SECTION 1. Definitions. As used in this Note, the following terms are
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defined as follows:

     A. Actual/365 Day Basis means a method of computing interest and other
        --------------------
charges on the basis of an assumed year of 365 days for the actual number of days elapsed, meaning that the interest accrued for each day will be computed by multiplying the interest rate applicable on that day by the unpaid principal balance on that day and dividing the result by 365.

     B. Business Day means any day, excluding Saturday and Sunday, on which the
        ------------
Lender's main office in Birmingham, Alabama, is open to the public for carrying on substantially all of its banking business.

     C. Default Rate means a rate of interest equal to two percentage points
        ------------
(200 basis points) in excess of the highest interest rate that would otherwise be payable on the principal indebtedness evidenced by this Note from time to time in the absence of the existence of a default, or the maximum rate permitted by law, whichever is less.

     D. Event of Default is defined in Section 5. An Event of Default "exists"
        ----------------
if an Event of Default has occurred and is continuing.

     E. Obligors means the Borrower and any other maker, endorser, surety,
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guarantor or other person now or hereafter liable for the payment or performance, in whole or in part, of any of the obligations evidenced by this Note.

     SECTION 2. Place and Time of Payments.
                --------------------------

     A. All payments by the Borrower to the Lender under this Note shall be made in lawful

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currency of the United States and in immediately available funds to the Lender at its Main Office in Birmingham, Alabama or at such other address within the continental United States as shall be specified by the Lender by notice to the Borrower. Any payment received by the Lender after 2:00 p.m. (Birmingham, Alabama time) on a Business Day (or at any time on a day that is not a Business
Day) shall be deemed made by the Borrower and received by the Lender on the following Business Day.

     B. All amounts payable by the Borrower to the Lender under this Note for which a payment date is expressly set forth herein or therein shall be payable on the specified due date without notice or demand by the Lender. All amounts payable by the Borrower to the Lender under this Note for which no payment date is expressly set forth herein or therein shall be payable ten days after written demand by the Lender to the Borrower. The Lender may, at its option, send written notice or demand to the Borrower of amounts payable on a specified due date pursuant to this Note, but the failure to send such notice shall not affect or excuse the Borrower's obligation to make payment of the amounts due on the specified due date.

     C. Payments that are due on a day that is not a Business Day shall be payable on the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate.

     SECTION 3. Prepayments. The Borrower may at any time prepay all or any part
                -----------
of the principal indebtedness evidenced by this Note, without premium or penalty. Any prepayment shall be accompanied by the payment of accrued interest to the date of prepayment on the principal amount prepaid.

     SECTION 4. Default Rate. If an Event of Default exists, this Note shall
                ------------
bear interest at the Default Rate, until the earlier of (a) such time as all amounts due hereunder are paid in full or (b)no such Event of Default exists.

     SECTION 5. Events of Default. The occurrence of any of the following events
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shall constitute an event of default ("Event of Default") under this Note
(whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any governmental requirement): (a) default shall be made in the payment when due of any of the obligations evidenced by this Note or any part thereof, and such default shall continue unremedied for 10 days.

     SECTION 6. Certain Waivers and Agreements by Obligors.
                ------------------------------------------

     A. As to the obligations evidenced by this Note, each Obligor severally (i) waives demand, presentment, protest, notice of protest, suit and all other requirements necessary to hold liable such Obligor or any of the other Obligors;
(ii) waives all exemptions of personal property secured to any Obligor under the Constitution and laws of the State of Alabama or any other state; and (iii) agrees to pay all costs of collection, including a reasonable attorney's fee, in the event default should be made in the payment of any of the obligations evidenced by this Note.

     B. Each Obligor severally (i) acknowledges that the Lender has not made any representations or entered into any agreements with such Obligor to induce such Obligor to enter into the transactions contemplated by this Note; (ii) agrees that any obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Lender, and any collateral, lien, right of set-off or other security for the obligations

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evidenced by this Note or any other obligations of any Obligor to the Lender may, from time to time, in whole or in part, be exchanged, sold, released, satisfied, or terminated, all without notice to, or in any way affecting or releasing any of the obligations of any other Obligor; and (iii) agrees that the Lender will not be required first to resort to any security document, any guaranty or any other security pledged or granted to the Lender, but upon a default under this Note, the Lender may forthwith look to any Obligor for payment hereunder or may look to and realize upon any other security held by the Lender, in any order the Lender chooses, until the entire debt evidenced by this
Note is paid.

     SECTION 7. Independent Obligations. The Borrower agrees that each of the
                -----------------------
obligations of the Borrower to the Lender under this Note may be enforced against the Borrower without the necessity of joining any other Obligor, any other holders of Liens in any Property or any other person, as a party.

     SECTION 8. Heirs, Successors and Assigns. Whenever in this Note any party
                -----------------------------
hereto is referred to, such reference shall be deemed to include the heirs, successors and assigns of such party, except that the Borrower may not assign or transfer its obligations under this Note without the prior written consent of the Lender; and all obligations of the Borrower under this Note shall bind the Borrower's heirs, successors and assigns and shall inure to the benefit of the successors and assigns of the Lender.

     SECTION 9. Governing Law. This Note shall be construed in accordance with
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and governed by the internal laws of the State of Alabama except as required by mandatory provisions of law (without regard to conflict of law principles).

     SECTION 10. Separability Clause. If any provision of the this Note shall be
                 -------------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11. No Oral Agreements. This Note is the final expression of the
                 ------------------
agreement between the parties hereto, and this Note may not be contradicted by evidence of any prior oral agreement between such parties. All previous oral agreements between the parties hereto have been incorporated into this Note, and there is no unwritten oral agreement between the parties hereto in existence.

     SECTION 12. Waiver and Election. The exercise by the Lender of any option
                 -------------------
given under this Note shall not constitute a waiver of the right to exercise any other option. No failure or delay on the part of the Lender in exercising any right, power or remedy under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. No modification, termination or waiver of any provisions of this Note, nor consent to any departure by the Borrower therefrom, shall be effective unless in writing and signed by an authorized officer of the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     SECTION 13. Time of Essence. Time is of the essence of this Note.
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     IN WITNESS WHEREOF, the undersigned Borrower has executed and delivered this Note dated April 23, 2002 under seal.

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                                   /s/Ronald A. Aramini
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                                            Ronald A. Aramini


                                   Send Correspondence and Billings to:

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